UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 19, 2005 (April 13, 2005)

AVERY DENNISON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1 -7685	95-1492269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 North Orange Grove Boulevard Pasadena, California	91103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (626) 304-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) On April 13, 2005, Bruce E. Karatz submitted his resignation as a director of Avery Dennison Corporation (the “Company”), effective immediately.

(c) On April 15, 2005, the Board of Directors elected Patrick T. Siewert as a director of the Company effective as of April 15, 2005. A copy of the Company’s news release dated April 19, 2005 is attached as Exhibit 99.1 hereto. Board committee memberships for Mr. Siewert will be determined at a later date.

Section 9 – Financial Statement and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1	News Release dated April 19, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

Dated: April 19, 2005

AVERY DENNISON CORPORATION

By:	/s/ Philip M. Neal
Philip M. Neal
Chairman and Chief Executive Officer